Exhibit 10.2

EXHIBIT A     Form of Notice of Borrowing
EXHIBIT B     Form of Note
EXHIBIT C-1   Form of Opinion of Counsel (New York) - OFI and Guarantor
EXHIBIT C-2   Form of Opinion of Counsel (New York) - Banks
EXHIBIT C-3   Form of Opinion of Counsel (New York) - OFL
EXHIBIT C-4   Form of Opinion of Counsel (United Kingdom) - OFL
EXHIBIT D-1   Form of Officers' Certificate - OFI
EXHIBIT D-2   Form of Officers' Certificate - OFL
EXHIBIT D-3   Form of Officers' Certificate - Guarantor
EXHIBIT E     Form of Guaranty